UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

GigInternational1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40424	86-2256255
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1731 Embarcadero Rd., Suite 200 Palo Alto, CA 94303		94303
(650) 276-7040		(Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

As soon as practicable after this Registration Statement is declared effective.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	GIWWU	The Nasdaq Stock Market LLC

Common stock, $0.0001 par value	GIW	The Nasdaq Stock Market LLC

Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIWWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Definitive Agreements.

As previously disclosed in its Current Report on Form 8-K (the “IPO Closing 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2021, GigInternational1, Inc., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Public Units”) on May 21, 2021. Each Public Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), and one half (1/2) of one warrant to purchase one share of Common Stock (“Public Warrant”). Each whole Public Warrant is exercisable for one share of Common Stock at a price of $11.50 per full share. The Public Units were sold at an offering price of $10.00 per unit, and the IPO generated aggregate gross proceeds of $200,000,000. In connection with the IPO, the underwriters were granted an option to purchase up to an additional 3,000,000 additional Public Units (“Over-Allotment Units,” and the option – the “Over-Allotment Option”) solely to cover over-allotments, if any, at an offering price of $10.00 per Over-Allotment Unit. On May 28, 2021, the underwriters exercised a portion of their over-allotment option and purchased 900,000 Over-Allotment Units, generating gross proceeds of $9,000,000.

As also previously disclosed in the IPO Closing 8-K, simultaneously with the closing of the IPO and the sale of the Public Units, the Company consummated a private placement (“Private Placement”) of an aggregate of 950,000 units (the “Private Units”), at a price of $10.00 per Private Unit, pursuant to unit purchase agreements (the “Unit Purchase Agreements”) among the Company, and GigInternational1 Sponsor, LLC, a Delaware limited liability company (“Sponsor”), and the Company and Oppenheimer & Co. Inc. (“Oppenheimer”) and William Blair & Company, L.L.C. (“William Blair,” and together with Oppenheimer, the “Underwriters”). Among the Underwriters, Oppenheimer purchased 210,000 Private Units and William Blair purchased 90,000 Private Units. The Private Placement generated aggregate gross proceeds of $9,500,000. The Private Units are substantially similar to the Public Units, except for certain differences in the warrants included in the Private Units (the “Private Warrants”), which are more fully described in the IPO Closing 8-K and in the Company’s initial registration statement on Form S-1, as amended (File No. 333-255234) and declared effective by the SEC on May 18, 2021 (the “Initial Registration Statement”). The Underwriters’ Unit Purchase Agreement, as amended by the Amendment to Unit Purchase Agreement dated May 28, 2021, by and among the Company, Oppenheimer and William Blair (collectively, the “Underwriter Unit Purchase Agreement”), provided for a second closing (the “Second Closing”) of the Private Placement if the underwriters exercised their option to purchase the Over-Allotment Units, which closing would take place concurrently with the closing of the sale of the Over-Allotment Units. Accordingly, on May 28, 2021, the Second Closing was consummated, resulting in the purchase of 9,000 additional Private Units by the Underwriters at a purchase price of $10.00 per Private Unit. Oppenheimer purchased 6,300 additional Private Units, and William Blair purchased 2,700 additional Private Units.

In connection with the exercise of the Over-Allotment Option, the Company entered into the following agreements:

•

An Amendment to Underwriting Agreement, dated May 28, 2021, by and among the Company, Oppenheimer & Co. Inc. and William Blair & Company L.L.C., as representatives of the underwriters named therein, which, among other things, defers the payment of the Underwriters’ fee in the amount of $0.20 per Over-Allotment Unit until consummation of the Company’s initial business combination, reduces the number of Private Units to be purchased by the Underwriters in the Private Placement to 9,000 Private Units in the aggregate, and terminates the Over-Allotment Option upon its partial exercise; a copy of the amendment is attached as Exhibit 1.1 hereto and incorporated herein by reference; and

•

An Amendment to Unit Purchase Agreement, dated May 28, 2021, by and among the Company, Oppenheimer & Co. Inc. and William Blair & Company L.L.C., as representatives of the underwriters named therein, which reduces the number of Private Units to be purchased by the Underwriters in the Private Placement in connection with the Over-Allotment Option to 9,000 Private Units in the aggregate and is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the exercise of the Over-Allotment Option, the Company completed the private sale of additional 9,000 Private Units at a purchase price of $10.00 per Private Unit to the underwriters, generating gross proceeds to the Company of $90,000, including: (i) 6,300 Private Units purchased by Oppenheimer, and (ii) 2,700 Private Units purchased by William Blair, in each case, pursuant to the Underwriter Unit Purchase Agreement. The Private Units are identical to the Public Units sold in the IPO, except that the underlying Private Warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, as described in this prospectus, so long as they are held by the underwriters or any of their respective permitted transferees, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until thirty (30) days following the consummation of the Company’s initial business combination. If the Private Warrants included in the Private Units are held by holders other than the underwriters or any of their respective permitted transferees, then the Private Warrants included in the Private Units will be redeemable by the Company and exercisable by the holders on the same basis as the public warrants. The material terms of the Underwriter Unit Purchase Agreement are set forth in the Initial Registration Statement and incorporated by reference herein, and a copy of the Amendment to Unit Purchase Agreement dated May 28, 2021, by and among the Company, Oppenheimer and William Blair is attached hereto as an exhibit to this Current Report on Form 8-K.

Item 8.01 Other Events.

A total of $211,090,000, comprised of $205,000,000 of the net proceeds from the IPO (including $9,000,000 of the proceeds from the sale of the Over-Allotment Units) and $6,090,000 of the proceeds of the sale of the Private Units (including $90,000 from the sale of the Private Units at the Second Closing) have been placed in a U.S.-based trust account at Oppenheimer & Co. Inc. (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 24, 2021 reflecting the receipt of the proceeds upon consummation of the IPO and the Private Placement (excluding the proceeds from the sale of the Over-Allotment Units and the Private Units sold at the Second Closing) was previously filed by the Company in a Current Report on Form 8-K filed with the SEC on May 28, 2021. The Company’s unaudited pro forma balance sheet as of May 24, 2021, reflecting the receipt of the proceeds from the sale of the Over-Allotment Units and the sale of the additional Private Units at the Second Closing, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	An Amendment to Underwriting Agreement, dated May 28, 2021, by and between the Company, Oppenheimer & Co. Inc. and William Blair & Company L.L.C., as representatives of the underwriters named therein

Exhibit 10.1	An Amendment to Unit Purchase Agreement, dated May 28, 2021, by and between the Company, Oppenheimer & Co. Inc. and William Blair & Company L.L.C.

Exhibit 99.1	Pro forma unaudited Balance Sheet of GigInternational1, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGINTERNATIONAL1, INC.

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	President and Chief Executive Officer of the GigInternational1, Inc. Board (Principal Executive Officer)

Date: June 2, 2021